UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 1, 2009

SYNTEC BIOFUEL INC.
(Exact name of registrant as specified in its charter)

Washington	000-51932	91-2031335
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Suite 206, 388 Drake Street Vancouver, British Columbia, Canada	V6B 6A8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code)	(604) 681-1064

(Former name or former address if changed since last report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1	REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

The Board of Directors agreed to an amendment to the Service agreement with Syntec Biofuel Research Inc. (“SBRI”).  The agreement has been amended to include Syntec Biofuel Technologies Inc., a wholly owned subsidiary of Syntec Biofuel Inc.

Item 1.02	Termination of a Material Definitive Agreement.

No events to report.

Item 1.03	Bankruptcy or Receivership.

No events to report.

SECTION 2	FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets.

No events to report.

Item 2.02	Results of Operations and Financial Condition.

No events to report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 1, 2009, the Board of Directors accepted a resolution to extend the repayment of the loans from:

Issue Date	Note holder	Principal Amount
January 15, 2007	Iris International Holdings	US$141,500.62
June 20, 2008	CAJ Business Solutions Ltd.	CDN$300,000
September 26, 2008	Pelican Financial Corp.	CDN$22,500

The holders of each Note have agreed to extend repayment of the loan:

CAJ Business Solutions Ltd. hereby extends repayment of the loan until October 31, 2009, on the same terms and conditions set out in the promissory notes in exchange for a penalty charge of 10% of the capital debt. If the entire amount outstanding is paid before the due date, the penalty charge will be reduced to 5% of the capital debt.

In the event that Syntec fails to pay the capital and interest on the due date of October 31, 2009, becomes insolvent and/or is petitioned into bankruptcy, CAJ will receive, as a penalty, one fully paid, worldwide, royalty free, non exclusive license for use of Syntec’s catalyst technology, which includes a full copy of the Intellectual Property with up to date supporting research materials.

Iris International Holdings Ltd. hereby extends repayment of the loan until October 31, 2009, on the same terms and conditions set out in the promissory notes in exchange for a penalty charge of 10% of the capital debt. If the entire amount outstanding is paid before the due date, the penalty charge will be reduced to 5% of the capital debt.

Pelican Financial Corp. hereby extends repayment of the loan until October 31, 2009, on the same terms and conditions set out in the promissory notes in exchange for a penalty charge of 10% of the capital debt. If the entire amount outstanding is paid before the due date, the penalty charge will be reduced to 5% of the capital debt.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

No events to report.

Item 2.05	Costs Associated with Exit or Disposal Activities.

No events to report.

Item 2.06	Material Impairments.

No events to report.

SECTION 3	SECURITIES AND TRADING MARKETS

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

No events to report.

Item 3.02	Unregistered Sales of Equity Securities.

No events to report.

Item 3.03	Material Modification to Rights of Security Holders.

No events to report.

SECTION 4	MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01	Changes in Registrant’s Certifying Accountant.

No events to report.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

No events to report.

SECTION 5	CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01	Changes in Control of Registrant.

No events to report.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

No events to report.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

No events to report.

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

No events to report.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

No events to report.

Item 5.06	Change in Shell Company Status.

No events to report.

SECTION 6	ASSET-BACKED SECURITIES

Item 6.01	ABS Informational and Computational Material.

No events to report.

Item 6.02	Change of Servicer or Trustee.

No events to report.

Item 6.03	Change in Credit Enhancement or Other External Support.

No events to report.

Item 6.04	Failure to Make a Required Distribution.

No events to report.

Item 6.05	Securities Act Updating Disclosure.

No events to report.

SECTION 7	REGULATION FD

Item 7.01	Regulation FD Disclosure.

No events to report.

SECTION 8	OTHER EVENTS

Item 8.01	Other Events.

No events to report.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.1 Amended Service Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTEC BIOFUEL INC.

/s/ Michael Jackson
Michael Jackson, CEO
May 1, 2009
Date